Exhibit 99(f)

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

     NUMBER                                                          SHARES
     ------                                                          ------


                                                                 PAR VALUE $.001

                                  FIRSTCDP INC.

                          AUTHORIZED STOCK: 75,000,000
                               CUSIP # 33765F 10 2

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


   TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE
  IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE
                                   REGISTRAR.

 WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND FACSIMILE SIGNATURES OF ITS
                           DULY AUTHORIZED OFFICERS.


DATED:                                                     CANCELLED


[SEAL]    /s/ CHARLES L. FIRESTEIN SEC.                  COUNTERSIGNED:
          --------------------------------
          CHARLES L. FIRESTEIN SEC.                HOLLADAY STOCK TRANSFER, INC.
                                                       2939 North 67th Place
                                                       Scottsdale, AZ 85251
                                                         (480) 481-3940
          /s/ JONATHAN A. FIRESTEIN
          --------------------------------
          JONATHAN A. FIRESTEIN, PRESIDENT        By:
                                                      --------------------------
                                                         Authorized Signature

NOTICE: Signature must be guaranteed by a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

                                           UNIF GIFT
TEN COM -- as tenants in common             MIN ACT ........ Custodian ........
TEN ENT -- as tenants by the entireties              (Cust)            (Minor)
JT TEN -- as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act ........................
          in common                                             (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________


________________________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER